Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL
OFFICER UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the accompanying report on Form 10-K for the annual period ended December 31, 2019 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Harrison, Senior Vice President, Chief Financial Officer and Treasurer of Holly Logistic Services, L.L.C., the general partner of HEP Logistics Holdings, L.P., the general partner of Holly Energy Partners, L.P. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 20, 2020	/s/ John Harrison
John Harrison
Senior Vice President, Chief Financial Officer and Treasurer